                                                                   EXHIBIT 10.6

                        AMENDED AND RESTATED GUARANTEE,
                      ACKNOWLEDGMENT AND PLEDGE AGREEMENT

         AMENDED AND RESTATED GUARANTEE, ACKNOWLEDGMENT AND PLEDGE AGREEMENT, dated as of April 30, 2002 (this "Agreement"), by and among (i) Vector Group Ltd., a Delaware corporation ("Vector"), (ii) The Bank of New York, a New York banking corporation, as successor in interest to United States Trust Company of New York, as collateral agent (together with its successors and assigns, the "Collateral Agent") on behalf of the holders (the "Holders") of the 10% Senior Secured Notes Due March 31, 2006 of VGR Holding Inc., a Delaware corporation (formerly known as BGLS Inc., hereinafter referred to as "VGR") issued pursuant to that certain Note Purchase Agreement, dated as of May 14, 2001 (as amended, supplemented or modified from time to time, the "Note Purchase Agreement") between the Company and the Holders and (iii) the Majority Holders (as defined in the Note Purchase Agreement). Capitalized terms, unless otherwise defined herein, are used herein with the meanings ascribed to them in the Note Purchase Agreement. This Agreement amends and restates the Acknowledgement and Pledge Agreement, dated as of May 14, 2001, by and among Vector, the Collateral Agent on behalf of the Holders (as defined therein) and the Purchasers (as defined therein).

         1. ACKNOWLEDGMENTS. Vector hereby acknowledges to the Holders that it has read and understood the Note Purchase Agreement, and hereby agrees, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that it shall comply with Sections 7.5, 8.5, 8.25, 9.1, 9.2, 9.3(b), 9.4 and 9.6 of the Note Purchase Agreement. Vector shall be liable to the Holders for any breach of such Sections of the Note Purchase Agreement to the extent of any benefit accruing directly to it as a result of such breach.

         2. PLEDGE OF COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations (as defined in the BGLS Pledge Agreement), Vector hereby pledges and grants to the Collateral Agent for the benefit of the Holders and the Collateral Agent a security interest in all of Vector's right, title and interest in that certain $100,000,000 Second Amended and Restated Subordinated Secured Revolving Demand Promissory Note, dated as of October 4, 2001 (as amended, supplemented or modified from time to time), made by Vector Tobacco (USA) Ltd. and Vector Tobacco Ltd. in favor of VGR and Vector (the "Secured Note" or the "Collateral").

         3.       [RESERVED].

         4. REPRESENTATIONS AND WARRANTIES. Vector represents and warrants that:

                  (a) Vector is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Vector has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement;

                  (c) this Agreement constitutes a legal, valid and binding obligation of Vector, enforceable in accordance with its terms, and upon delivery to the Collateral Agent of the Secured Note, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of Vector and any Persons purporting to purchase any Collateral from Vector, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (d) the execution, delivery and performance by Vector of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Vector under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which Vector is bound or by which Vector or any of its properties is bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental or Regulatory Authority applicable to Vector or (iii) violate any provision of any statute or other rule or regulation of any Governmental or Regulatory Authority applicable to Vector;

                  (e) no consent, approval or authorization of, or registration, filing (other than the filing of any financing statements contemplated in any Note Document) or declaration with, any Governmental or Regulatory Authority is required in connection with the execution, delivery or performance by Vector of this Agreement;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental or Regulatory Authority is pending or, to the knowledge of Vector, threatened by or against Vector against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

                  (g) after giving effect to the transactions contemplated in the New Note Purchase Agreement and the Medallion Purchase Agreement, Vector will be Solvent; and

                  (h) Vector is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5. COVENANTS. Until the Secured Obligations have been repaid in full, Vector shall do the following:

                  (a) give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable or that the Collateral Agent may reasonably request to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest;

                  (b) upon the occurrence and during the continuance of any Default, upon request of the Collateral Agent, promptly notify (and Vector hereby authorizes the Collateral Agent so to notify) each maker of the Secured Note that the Secured Note has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Securities Account;

                  (c) without the prior written consent of the Collateral Agent, Vector shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party;

                  (d) promptly give to the Holders notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting Vector, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a material adverse effect on the financial condition, operations, business or prospects taken as a whole of Vector; and

                  (e) preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) materially and adversely affect the financial condition, operations, business or prospects taken as a whole of Vector; and pay and discharge all taxes, assessments and governmental charges or levies imposed on it or its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

         6.       GUARANTEE.

                  (a) Vector hereby unconditionally and irrevocably guarantees to the Holders and the Collateral Agent (collectively, the "Guaranteed Parties") the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Secured Obligations from time to time owing to the Guaranteed Parties, in each case strictly in accordance with the terms thereof. Vector hereby further agrees that if VGR shall fail to pay in full when due (whether at stated maturity, by acceleration of otherwise) any of the Secured Obligations, Vector will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Secured Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  (b) The obligations of Vector under Section 6(a) hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Note Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Secured Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6(b) that the obligations of Vector hereunder shall be absolute and unconditional under any and all circumstances.

                           Vector hereby expressly waives diligence,
presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Guaranteed Party exhausts any right, power or remedy or proceed against VGR under the Note Purchase Agreement or the Company Pledge Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Secured Obligations.

                  (c) The obligations of Vector under this Section 6(c) shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of VGR in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Vector agrees that it will indemnify the Holders on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by Holders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  (d) Vector hereby agrees that until the payment and satisfaction in full of all Secured Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 6(a) hereof, whether by subrogation or otherwise, against VGR or any other guarantor of any of the Secured Obligations or any security for any of the Secured Obligations.

                  (e) Vector agrees that, as between Vector and the Holders, the obligations of VGR under the Note Purchase Agreement may be declared to be forthwith due and payable as provided in Section 12 of the Note Purchase Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 12) for purposes of
Section 6(a) hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable by Vector for purposes of said Section 6(a)).

                  (f) The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Secured Obligations whenever arising.

                  (g) Vector hereby acknowledges that the guarantee in this Section 6 constitutes an instrument for the payment of money, and consents and agrees that any Holder, at its sole option, in the event of a dispute by Vector in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

                  (h) At the request of any Holder, Vector shall execute the following endorsement on any Note:

         "Vector Group Ltd. hereby unconditionally and irrevocably guarantees to the bidder of the foregoing Note the due and punctual payment of all principal, interest and Prepayment Premium, if any, on said Note as more fully provided in the Vector Pledge Agreement."

         7. PRESERVATION OF RIGHTS. The Collateral Agent shall not be required to take steps necessary to preserve any rights against third parties to any of the Collateral.

         8. EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (b) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and Vector agrees to take all such action as may be appropriate to give effect to such right);

                  (c) the Collateral Agent in its discretion may, in its name or in the name of Vector or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (d) the Collateral Agent may, upon ten business days' prior written notice to Vector of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Vector, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

         9. WAIVER OF SURETYSHIP DEFENSES. Without limiting the generality of Section 6 of this Agreement, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of Vector hereunder which shall remain absolute and unconditional:

                  (a) the occurrence of any Event of Default under, or any lack of validity, legality or enforceability of any provision of any Note Document or any other agreement or document;

                  (b)      the failure of any Guaranteed Party:

                           (i)      to assert any claim or demand or to enforce
any right or remedy against any Document Party or any other Person under the provisions of any Note Document, or otherwise, or

                           (ii)     to exercise any right or remedy against any
other guarantor of or other Person pledging collateral securing any of the Secured Obligations;

                  (c) at any time or from time to time, with or without notice to Vector, any change in the time, manner or place of payment of, or in any term of, all or any of the Secured Obligations, or any other extension, compromise, indulgence, waiver or renewal of any Secured Obligation;

                  (d) any reduction, limitation, variation, impairment, discontinuance or termination of any of the Secured Obligations for any reason (other than by reason of any payment which is not required to be rescinded), including any claim of waiver, release, discharge, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Secured Obligations or otherwise (other than by reason of any payment which is not required to be rescinded);

                  (e) any amendment to, rescission, waiver or other modification of, or any consent to any departure from, any of the terms of the Secured Obligations or any guarantees or security;

                  (f) any addition, exchange, release, discharge, realization or non-perfection of any collateral security in respect of the Secured Obligations;

                  (g) any amendment to, rescission, waiver or other modification of, or release or addition of, or consent to any departure from, any other guarantee held by the Holders as security for any of the Secured Obligations;

                  (h) the loss of or in respect of or the unenforceability of any guarantee or other security which the Guaranteed Parties may now or hereafter hold in respect of the Secured Obligations, whether occasioned by the fault of the Guaranteed Parties or otherwise;

                  (i) any change in the name of the Company or in the constitutive documents, capital structure, capacity or constitution of the Company, the bankruptcy or insolvency of the Company, the sale of any or all of the Company's business or assets or the Company being consolidated, merged or amalgamated with any other Person;

                  (j) any failure on the part of the Company or any other Person to perform or comply with any term of the Note Documents or any of the Secured Obligations or any other agreement or document;

                  (k) any suit or other action brought by any beneficiaries or creditors of, or by, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of any Note Document, any of the Secured Obligations or any other agreement or document;

                  (l) any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

                  (m) any other circumstance (other than final and indefeasible payment in full) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, Brooke Holding, NV Holdings or Liggett or any surety or any other guarantor of the foregoing.

         10. NO WAIVER OF RIGHTS. No failure on the part of any Holder or the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Holder or the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         11. NOTICES. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (a) if to any Holder, to such Holder at the address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as it shall have specified to Vector and the Collateral Agent in writing,

                  (b) if to the Collateral Agent, to the Collateral Agent at such address as is set forth on its signature page hereto or at such other address as the Collateral Agent shall have specified to each Holder and to Vector in writing, or

                  (c) if to Vector, to Vector at its address set forth on its signature page thereto to the attention of the General Counsel, or at such other address as Vector shall have specified to each Holder and to the Collateral Agent.

Notices under this Section 10 will be deemed given when actually received if sent by telecopy, upon the succeeding Business Day if sent by overnight courier and three days after deposit in the U.S. mail if sent by registered or certified mail.

         12. AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Vector, the Majority Holders and the Collateral Agent. Any such amendment or waiver shall be binding upon the Collateral Agent, each holder of any of the Secured Obligations and Vector.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Vector, the Holders, the Collateral Agent and each holder of any of the Secured Obligations (provided, however, that Vector shall not assign or transfer its rights hereunder without the prior written consent of the Collateral Agent).

         14. CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or e-mail transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         17. AGENTS AND ATTORNEYS-IN-FACT. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

         18. SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         19. ENVIRONMENTAL INDEMNIFICATION OF COLLATERAL AGENT AND HOLDERS. Vector hereby agrees to indemnify the Collateral Agent and the Holders from, and hold the Collateral Agent and the Holders harmless against, any losses, liabilities, claims, damages or expenses arising under any Environmental Law (as defined in the BGLS Pledge Agreement) as a result of the past, present or future operations of the Company or any of its Subsidiaries following the exercise by the Collateral Agent of its rights and remedies under any Note Document.

         20. INDEMNIFICATION OF NV HOLDINGS. Vector hereby agrees to indemnify NV Holdings for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable attorneys' fees), loss or liability incurred by it arising solely out of or in connection with its being an affiliate of Vector.

         Vector hereby acknowledges that the indemnity contained in this
Section 19 for the benefit of NV Holdings and that NV Holdings is relying on said indemnity as a basis for entering into the NV Holdings Pledge Agreement.

         21. INTEGRATION. This Agreement and the other Note Documents represent the agreement of Vector, the Collateral Agent and the Holders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Note Documents.

         22.      ACKNOWLEDGMENTS. Vector hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

                  (b) neither the Collateral Agent nor any Holder has any fiduciary relationship with or duty to Vector arising out of or in connection with this Agreement or any of the other Note Documents, and the relationship between Vector, on the one hand, and the Collateral Agent and Holders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holders or among Vector and the Holders.

         IN WITNESS WHEREOF, Vector Group Ltd. has executed this Amended and Restated Guarantee, Acknowledgment and Pledge Agreement, intending to be legally
bound, as of April   , 2002.


                                       VECTOR GROUP LTD.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President

                                       100 S.E. Second Street
                                       Miami, Florida  33131
                                       Telephone: (305) 579-8000
                                       Facsimile: (305) 579-8009

                                       Attention: Richard J. Lampen
                                                  Executive Vice President

                                       THE BANK OF NEW YORK



                                       By: /s/ Patricia Gallagher
                                          --------------------------------------
                                       Name:  Patricia Gallagher
                                       Title: Authorized Signatory

                                       Address for Notices:

                                       114 West 47th Street, 25th Floor
                                       New York, New York  10036-1532
                                       Telephone: (212) 896-7253
                                       Facsimile: (212) 852-1626

                                       Attention: Patricia Gallagher

                                       TCW HIGH INCOME PARTNERS, LTD.


                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       TCW HIGH INCOME PARTNERS II, LTD.


                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       PIONEER HIGH YIELD CAYMAN UNIT TRUST


                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       TCW SHARED OPPORTUNITY FUND III, L.P.


                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       TCW LEVERAGED INCOME TRUST IV, L.P.


                                       By: TCW Asset Management Company, as its
                                           Investment Advisor



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President


                                       AND


                                       By: TCW Asset Management Company, as its
                                           Managing Member of TCW (LINC IV)
                                           L.L.C., the General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       TCW LEVERAGED INCOME TRUST, L.P.


                                       By: TCW Advisers (Bermuda), Ltd., as its
                                           General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director


                                       By: TCW Investment Management Company, as
                                           Investment Adviser



                                            By: /s/ Shawn Bookin
                                               ---------------------------------
                                            Name:  Shawn Bookin
                                            Title: Senior Vice President

                                       TCW LEVERAGED INCOME TRUST II, L.P.


                                       By: TCW (LINC II), L.P., as its General
                                           Partner


                                       By: TCW Advisers (Bermuda), Ltd., its
                                           General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director


                                       By: TCW Investment Management Company,
                                           as Investment Adviser



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       TCW LINC III CBO LTD.


                                       By: TCW Investment Management Company,
                                           as Collateral Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       AIMCO CDO, SERIES 2000-A


                                       By: Allstate Investment Management
                                           Company, its Collateral Manager


                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       POWRs 1997-2 (Participating Obligations
                                       with Residuals 1997-2)


                                       By: Citibank Global Asset Management,
                                           its Investment Advisor


                                       By: TCW Asset Management Company, its
                                           Portfolio Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       CAPTIVA II FINANCE LTD.


                                       By: TCW Advisors, Inc., its
                                           Financial Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President